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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)____December 10, 2001___________


                                  DIMECO, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     33-58936              23-2250152
       ------------                     --------              ----------
(State of other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)       Identification Number)



820-822 Church Street, Honesdale, Pennsylvania                         18431
----------------------------------------------                         -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (570) 253-1970
                                                      -------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         See attached Press Release


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable

        (b) PRO FORMA FINANCIAL INFORMATION

            Not Applicable

        (c) EXHIBIT NO.

            99.1  Press Release dated December 10, 2001
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Dimeco, Inc.
Form 8K

December 10, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Dimeco, Inc.

Date December 12, 2001                              /s/ Maureen H. Beilman
                                                    ----------------------
                                                    Maureen H. Beilman
                                                    Chief Financial Officer